Intangible Assets	12 Months Ended
Dec. 31, 2023
Intangible Assets [Abstract]
Intangible Assets

Note 5 - Intangible Assets

As of December 31, 2023, and 2022:

	2023	2022
	USD thousands
IPR&D related to TyrNovo (see 5A below)	6,172	6,172
IPR&D related to Famewave (see 5B below)	14,310	14,310
IPR&D related to Immunorizon (see 5C below)	7,360	-
IPR&D related to Purple GmbH	202	202

Total intangible assets	28,044	20,684

A	Acquisition of Tyrnovo

During the years 2017 to 2019 the Company acquired shares in Tyrnovo, a company developing NT219.

Since 2019 the Company owns 98.47% of Tyrnovo.

B.	Acquisition of Famewave

On January 7, 2020 the Company completed the purchase of 100% of FameWave Ltd, a privately held biopharmaceutical Company developing CM24, (“FameWave”).

The consideration was recorded based on the fair value of the assets purchased.

C.	Acquisition of Immunorizon

In February 2023 the Company completed the acquisition of 100% of Immunorizon Ltd, a privately held biopharmaceutical Company developing potential multispecific T and NK cell engager oncology therapies that selectively activate the immune response within the tumor microenvironment, (“Immunorizon”) from its shareholders in consideration of an aggregate upfront payment of $3.5 million in cash, an aggregate of $3.5 million in ADSs (or 2,215,190 ADSs representing ordinary shares at a price per ADS equal to the NASDAQ volume-weighted average price of the Company’s ADSs for the 60-day period preceding the execution date of the agreement) with three months lock up period including a price protection mechanism for 12 months (see Note 10D1). Additional future considerations include future payments when achieving certain long-term milestones set at an aggregate amount of $94 million, including royalties on net sales. The acquisition closed on February 15, 2023. The total acquisition amounted to $ 3.6 million.

The acquisition was recorded based on the fair value of the consideration transferred and was accounted for as an asset purchase as it did not meet the definition of a business combination in accordance with IFRS 3.

Identifiable assets acquired and liabilities assumed

The following table summarizes the recognized amounts of assets acquired and liabilities assumed at the date of acquisition:

USD thousands
Cash	44
Intangible asset (1)	7,360
Other receivables	1
Trade payables	(28)
Other payables	(2)

Total net identifiable assets	7,375

(1)

Intangible asset - In process research and development

The fair value of the intangible asset recognized at the acquisition date was determined according to the fair value of the issued equity (2,215,190 ADSs) which amounted to USD 3,781 thousand and the cash paid.

According to the agreement, the equity issued included a price protection mechanism as well as a lock up period of three months.

The fair value of equity issued was based on the assumptions below:

a.	Share price - 1.59
b.	Expected volatility - 70.89%
c.	Annual risk-free rate – 4.5%
d.	Dividend yield- 0%
e.	DLOM – 10.8%

D.

As of December 31, 2023, the recoverable amount of the in-process research and development assets (hereinafter – “intangible assets”) was based on their value in use and was determined by discounting the future cash flows to be generated from them by using the discounted cash flows method, on the annual year test. The recoverable amount of the intangible assets exceeds their carrying amount, thus no impairment loss was recognized.

The discounted cash flows model considered the risks associated with the clinical/preclinical phase of the intangible assets and the probability of success for each development phase. Certain estimations were determined using industry data reports.

The discount rate used for calculating intangible assets recoverable amount was 18.9%.

The Company performed sensitivity analysis for estimations such as discount rate and royalty rate and concluded that the recoverable amount of the intangible assets exceeds their carrying amount.